Subsequent Events	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS

Dividends

On November 5, 2018, we declared a dividend of $0.15 per share in respect of the quarter ended September 30, 2018 to holders of record on December 14, 2018, which will be paid on or about January 3, 2018.

Avenir (22.5% interest in LNG small-scale venture, a non-consolidated affiliate)

On October 1, 2018, Avenir issued a private placement of 99 million shares at a par price of $1.00 per share, which was successfully completed at a subscription price of $1.00 per share. Of the 99 million shares placed, we subscribed for 24.8 million shares, representing an investment of $24.8 million, or 25%. The investment was made as part of a combined commitment of up to $182.0 million from Stolt-Nielsen, Höegh and us for the pursuit of opportunities in small-scale LNG, including the delivery of LNG to areas of stranded demand, the development of LNG bunkering services and supply to the transportation sector.

On November 8, 2018, Avenir placed a further 11 million shares, also at a subscription price of $1.00 per share, with a group of institutional and other professional investors and, subsequent to this placement, Stolt-Nielsen, Höegh and Golar have a 45%, 22.5% and 22.5% investment in Avenir, respectively.

Avenir's shares were listed on the N-OTC list with effect from November 14, 2018.

Legal claims

During October 2018, we recovered an additional $14.0 million in connection with the ongoing arbitration proceedings arising from the delays and the termination of the Golar Tundra time charter with a former charterer.